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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 1999

                                CAM DESIGNS INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                      1-13886                   75-2257039
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(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)

      Baysham Court, Sellack, Ross-on-Wye, Herefordshire, England HR9 6QR
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code     011-44-1-989-563-473
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         (Former name or former address, if changed since last report)

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Item 4.  Changes in Registrant's Certifying Accountant.

         On February 19, 1999, Registrant received a letter from KPMG, it's independent auditors, confirming the latter's resignation as of that date. A copy of this letter is annexed as Exhibit 99.1 to this Report.

         KPMG's auditors' Report on the consolidated financial statements of Registrant and subsidiaries as and for the years ended May 31, 1998 and 1997, contained a separate paragraph stating that "the Group has suffered recurring losses from operations and that raises substantial doubt about its ability to continue as a going concern."

         As previously reported by Registrant in it's Report on Form 8-K dated October 21, 1998, administrative receivers were appointed for Registrant's United Kingdom subsidiaries on or about October 22, 1998, and these subsidiaries were subsequently disposed of or severed from Registrant, with the result the Registrant no longer has an interest in the same.

         During the Registrant's two most recent fiscal years and the subsequent interim period preceding such resignation there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

         Registrant has provided KPMG with a copy of this report on Form 8K, and requested that firm to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant and, if not, stating the respects in which it does not agree. Such letter from KPMG is annexed hereto as Exhibit 99.2.

Item 7.  Exhibits.

99.1 Letter dated February 19, 1999 from KPMG to Registrant confirming KPMG's resignation.

99.2 Letter dated February 25, 1999 from KPMG to Securities and Exchange Commission indicating whether KPMG agrees with the disclosure contained in this Report.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.




                                     CAM DESIGNS INC.

Date:    February 25, 1999        By: /s/ John R. Davidson
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                                      John R. Davidson
                                      President and Principal Executive Officer
                                      and Principal Financial Officer


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